Subsequent Events	6 Months Ended
Sep. 30, 2022
Subsequent Events [abstract]
SUBSEQUENT EVENTS

NOTE 20 — SUBSEQUENT EVENTS

Management has evaluated subsequent events to determine if events or transactions occurring through, except for the disclosures related to subsequent events described below, as to which the date is May 24, 2023, the dates the financial statements were available for issuance, require potential adjustment to or disclosure in the financial statement and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

The financial statements are presented on the basis of its status as of September 30, 2022. However, on December 11, 2022, we entered into, and on January 17, 2023, the Board approved the minutes regarding, a Modification Agreement (the “Modification Agreement”) by and between us and Reachnet, which Modification Agreement modifies the Customer Acquisition Agreement, as subsequently amended. Pursuant to the Modification Agreement, we and Reachnet have agreed that we will acquire 901 thousand subscribers from Sri Sai, a proposed subsidiary of Reachnet (see further discussion below) as well as Sri Sai’s core business assets that are needed to serve those 901 thousand subscribers. The original customer acquisiton agreement between us and Reachnet provided that we would acquire approximately 1.9 million of Reachnet’s customers for $58.29 million; under the Modification Agreement, we will instead acquire 901 thousand of Reachnet’s customers from Sri Sai for consideration of $11.5 million. The Modification Agreement also provided for the transfer of desired subscribers and core assets by way of assignment agreement in favor of the Company.

In connection with the Modification Agreement, on December 12, 2022, we and Reachnet entered into, and on January 17, 2023 the Board approved the minutes regarding, a Deed of Assignment (the “Deed of Assignment”), pursuant to which Reachnet assigned its interest in the Agreement for Acquisition dated August 11, 2022, by and between Reachnet and Sri Sai Cable and Broad Band Private Limited, an entity that was proposed to be a subsidiary of Reachnet[8] pursuant to the Agreement for Acquisition (“Sri Sai” and such agreement, the “Sri Sai Agreement”), to us. Pursuant to such Deed of Assignment, as modified, we have been assigned 901 thousand subscribers and the right to a 51% equity interest in Sri Sai. Pursuant to the Agreement for Acquisition, Reachnet made payment of $1 million (out of $2.5 million) to shareholders of Sri Sai, in return for 51% shareholding of Sri Sai. However, the Sri Sai shares were not transferred to Reachnet because Reachnet was not eligible to receive the shares of Sri Sai until it paid the consideration in full.

8        On August 11, 2022, Reachnet executed Agreement for Acquisition with Shareholders of Sri Sai wherein Reachnet made payment of INR 50 million to the shareholders of Sri Sai as part payment. Upon payment of full consideration, Reachnet would have acquired 51% shareholding of Sri Sai and Sri Sai would have become subsidiary of Reachnet. Prior to actual payment of full consideration, has assigned its interest to Lytus India under Deed of Assignment dated December 12, 2022. Therefore, the company management believes that it has acquired 51% shareholding of Sri Sai, a proposed subsidiary of Reachnet.

Pursuant to the Deed of Assignment, we have assumed Reachnet’s payment obligations under the Sri Sai Agreement, which total $10 million, consisting of:

•        $1 million, which has been paid to the shareholders of Sri Sai by Reachnet and is credited to Lytus India, as partial payment for the 51% equity interest in Sri Sai;

•        $1.5 million, which was payable on or before January 31, 2023 to the shareholders of Sri Sai, for the remaining amount due to such shareholders, in consideration for our 51% equity interest in Sri Sai. The Company made this payment on March 31, 2023 in accordance with the Share Purchase Agreement with shareholders of Sri Sai; and

•        $7.5 million, which is payable, in accordance with the terms of the Sri Sai Agreement, as capital infusion for capital expenditures, in the form of convertible debentures to be issued by Sri Sai, the first of which shall be approximately $4.5 million payable on or around April 30, 2023, subject to obtaining regulatory approval.

The remaining consideration of $1.5 million will be retained by us as reserved and payable to Reachnet within a reasonable amount of time following identification and assignment by Reachnet of an additional 0.1 million subscribers beyond those assigned in the Deed of Assignment, along with core business assets to serve those 0.1 million additional subscribers, that Reachnet is required to deliver under the Modification Agreement. However, as of March 31, 2023, Reachnet has not identified any company or 0.1 million subscribers and hence, such amount is no longer retained by the Company as received and payable to Reachnet. The source of funding of the $10 million to fulfil the Deed of Assignment obligation shall be on the basis of the Convertible Notes signed with Walleye Opportunities Master Fund Ltd.

The Deed of Assignment was dependent on (a) consent from the board of Sri Sai and the shareholders of Sri Sai confirming the Deed of Assignment as a valid assignment; and (b) execution of a Share Purchase Agreement with the shareholders of Sri Sai, which Lytus India and the shareholders of Sri Sai executed on March 27, 2023. Pursuant to the Share Purchase Agreement, on March 31, 2023, Lytus India made payment of the of $2.5 million and Lytus India received a 51% shareholding of Sri Sai on April 6, 2023. As of this date, the Modification Agreement came to its conclusion and the closing balance receivable as of this date (date of Share Purchase Agreement) will be netted off with inter se balances and thereafter with retained earnings, with an effective acquisition date of October 1, 2022; provided, however, that is subject to change.

The audit committee is reviewing the underlying factors and should conclude on or before May 31, 2023. The audit committee is also reviewing the underlying factors for determining the date of acquisition of Sri Sai, such that the effective modification date is aligned with the effective acquisition date, so as to provide modification effect in its full form (that is when the arrangement with Reachnet has ended and the arrangement with Reachnet’s proposed subsidiary (Sri Sai)[9] has commenced, meeting the purpose and objective of the Modification Agreement).

Without prejudice and reserving right to review and determine the effective modification date and the effective acquisition date, the Company’s management has preliminarily determined the date of modification with Reachnet and the date of acquisition of Reachnet’s proposed subsidiary, Sri Sai, to be effective from the earliest applicable date, October 1, 2022, as mutually agreed. Accordingly, as per the Modification Agreement, the Deed of Assignment and the Share Purchase Agreement, the modification of the current arrangement will be undertaken on October 1, 2022 in two parts: (a) the closing net balances vis-à-vis Reachnet as of the closing date (in the present case, the closing date is September 30, 2022) shall be adjusted and netted off with inter se balances and thereafter with the available retained earnings as of that date to give effect to its modified form; and (b) the acquisition of Sri Sai of 51% and consolidation

9        On August 11, 2022, Reachnet executed Agreement for Acquisition with Shareholders of Sri Sai wherein Reachnet made payment of INR 50 million to the shareholders of Sri Sai as part payment. Upon payment of full consideration, Reachnet would have acquired 51% shareholding of Sri Sai and Sri Sai would have become subsidiary of Reachnet. Prior to actual payment of full consideration, Reachnet assigned its interest to Lytus India under Deed of Assignment dated December 12, 2022. Therefore, the company management believes that it has acquired 51% shareholding of Sri Sai, a proposed subsidiary of Reachnet.

of the business and financial statements of Sri Sai. Further, post modification, the intangible asset (net block) as of September 30, 2022 of $29,635,771 shall be impaired in the books of the Company, on account of the fact that the original customer acquisition agreement has ended.

The closing balances of Reachnet shall be adjusted and netted off with inter se balances and thereafter with available retained earnings as follows:

Regarding Reachnet	As of September 30, 2022	As of October 1, 2022
Net receivable from Reachnet	$54,343,241	—
Customer acquisition payable to Reachnet, current portion	$(27,104,338)	—
Customer acquisition payable to Reachnet, non-current portion	$(27,104,338)	—
Total Customer acquisition payable to Reachnet	$(54,208,676)	—
Net Financial Costs	$134,565	—
Adjusted with the opening retained earnings, as of October 1, 2022		$(134,565)

In lieu of the above, the Company has acquired majority shareholding in Sri Sai for $2,500,000 and has substantially acquired control over the business and operations of Sri Sai. Its consolidated financial statement would include financial statements of Sri Sai. Additionally, the Company would be required to incur capital expenditure of $7,500,000 to maintain and expand the operations of Sri Sai. On an on-going basis, the Company would have full control over the business, assets and company policies of Sri Sai.

Further, upon execution of the Share Purchase Agreement, the management of the Company is now assessing the impairment of intangible assets (being customer acquisition rights), considering that the current arrangement has ended. Further, post modification, the intangible asset (net block) as of September 30, 2022 of $29,635,771 shall be impaired in the books of the Company, on account of the fact that the original customer acquisition agreement has ended. The execution of the Share Purchase Agreement with Sri Sai, with corresponding transfer of shares of Sri Sai, has in turn crystalised the Modification Agreement and Deed of Assignment as concluded and final. The payment of $2,500,000 has been made to acquire 51% equity shares of Sri Sai.[10] On March 31, 2023, the transaction for purchase of 51% equity shares of Sri Sai has been completed and the Company is registered as the Shareholder for the said equity shares before the Indian regulatory authorities.

As a result of the Modification Agreement and the Deed of Assignment, we own and directly control the operating core assets that impact income received from subscribers, including fiber optic network, the subscriber management system, local operator network, and others. Under the original arrangement, the Company acquired subscribers from Reachnet whereas in the modified arrangement, the Company has acquired a 51% equity interest in Reachnet’s subsidiary, Sri Sai. Sri Sai has approximately 901 thousand subscribers and a network of approximately 8,500 Local Cable Operators. While Reachnet’s subscribers were located across the India, Sri Sai’s subscribers are located in the India state of Andra Pradesh, Telangana, Kerala, and Maharashtra.

There is no change to the financial statements accounts for the six months period ending September 30, 2022 related to the Modification Agreement with Reachnet because the Share Purchase Agreement with the shareholders of Sri Sai was not executed and completed until March 31, 2023. As a result of the Modification Agreement and Deed of Assignment with Reachnet and the Share Purchase Agreement with the shareholders of Sri Sai, the Company will recognize income from these arrangements as operating revenue from contracts with customers on the basis of IFRS 15 and the Company will consolidate its financial statements with Sri Sai based on its control of Sri Sai under IRFS 10:7 in future filings. Although the Company has an option to consolidate Sri Sai as of April 1, 2022, it is only on March 27, 2023 that the Company completed the transaction and shall consolidate Sri Sai, and pursuant to IFS 10.21,

10      The payment of $2,500,000 (INR 200 million) was paid as follows: (a) paid by Reachnet but deemed paid by Lytus: INR 50 million on August 11, 2022; (b) paid by Lytus: INR 80 million on December 1, 2022; (c) paid by Lytus: INR 120 million on March 31, 2023.

non-adjusting events are those events that do not provide evidence of conditions that existed at the end of the reporting period. However, we have included financial statements of Sri Sai for the two fiscal years ending March 31, 2022 and 2021, and for the interim period ending September 30, 2022, as well as pro forma financial statements of the Company on a consolidated basis under the heading as exhibits hereto. Accordingly, post modification, there would no “other income” in the books of the Company.

As approved by the Board on February 27, 2023, we will deconsolidate GHSI from our consolidated financial statements with effect from March 1, 2023. The business of telemedicine in USA shall be reformatted in Lytus Health.

On June 18, 2022, we acquired 100% equity of Lytus Technologies, Inc. (“Lytus Health”), a Company for general corporate purposes On February 27, 2023, however, the integration was not yet complete. On February 27, 2023, the Board has approved the fiscal integration of Lytus Health with effect from January 1, 2023, and as of March 31, 2023, the Company owns 100% of the equity interest of Lytus Health. Through the Company’s deconsolidation of GHSI and acquisition of Lytus Health, the Company has made its structure more efficient, both operationally and from a cost perspective. Through this modification, the Company has gained more control over its business operations, through dealing directly with subscriber, core assets, and the network, which has also given the Company more visibility over operation. Additionally, the Company’s investment and return of investment is better controlled through these changes. On January 1, 2023, the Company acquired 1,000 common shares of Lytus Health for an aggregate price of $1,000 ($1 per share). As of March 31, 2023, the owns 100% of the outstanding equity of Lytus Health. Lytus Health is incorporated in Delaware and has no operations at present.

Deconsolidation of GHSI

GHSI was formed in 2020 and had no business operations prior to our acquisition. On October 30, 2020, we entered into a share purchase agreement to acquire 75% of the equity interest in GHSI. After the completion of acquisition, the GHSI management team was brought in and integrated with our previous management. GHSI’s telemedicine service aims to provide management and technology solutions to hospital networks, university medical schools, physician networks and individual practices in the United States. Its proprietary delivery platform uses digital communication technologies using medical monitoring devices, video capabilities and data capture methodologies. The platform also uses AI Ecosystem Assets including Conversational Computing, Intelligent Robotic Process Automation (iRPA), and Machine Learning (ML). This platform is currently rolled out in New Jersey, Illinois, Florida and Texas with approximately 125 medical physicians using our system for approximately 3,000 users via hospital and clinic networks. However, this business’ revenue has substantially decreased as a result of technological hurdles from an OEM. In response to this decrease, we plan to develop a proprietary software for our telemedicine business in India and the United States. If such development is unsuccessful, we plan to look into acquiring a telemedicine software company based in India.

As of date, the Company has not received the 75% shares of GHSI. The Company’s management had given various instructions and business plans during the period April 1, 2022 to 30 November 2022, that was not implemented by the current management. The issue was discussed again in December 2022, with the same result. Hence, on 1 January 2023, the management of the Company approached the Board for intervention. After detailed discussion, on 27 February 2023, the Board has passed the resolution to deconsolidate GHSI with effect from 1 March 2023, the date from which the control is perceived to have been lost.

Basis for Consolidation:

As per IFRS 10, subsidiaries are consolidated from the date of acquisition when the Group obtains control and ceases to be consolidated from the date on which control is transferred out of the Group or from the date of the loss of control (without transfer). Control comprises the power to govern the financial and operating policies of the investee so as to obtain benefit from its activities and is achieved through direct or indirect ownership of voting rights; currently exercisable or convertible potential voting rights; or by way of contractual agreement.

Adjusting events are those events that provide evidence of conditions that existed at the end of the reporting period and therefore entities should adjust figures and disclosures in financial statements to reflect those events. Non-adjusting events are those events that do not provide evidence of conditions that existed at the end of the reporting period. Entities do not change the amounts in financial statements as a result of non-adjusting events, but additional disclosure need to be considered (IFRS 10.21).

Control

An investor determines whether it is a parent by assessing whether it controls one or more investees. An investor considers all relevant facts and circumstances when assessing whether it controls an investee. An investor controls an investee when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. [IFRS 10:5-6; IFRS 10:8]

An investor controls an investee if and only if the investor has all of the following elements: [IFRS 10:7]

•        power over the investee, i.e. the investor has existing rights that give it the ability to direct the relevant activities (the activities that significantly affect the investee’s returns)

•        exposure, or rights, to variable returns from its involvement with the investee

•        the ability to use its power over the investee to affect the amount of the investor’s returns.

A parent must not only have power over an investee and exposure or rights to variable returns from its involvement with the investee, a parent must also have the ability to use its power over the investee to affect its returns from its involvement with the investee. [IFRS 10:17].

Conclusion

As of date, the Company has not received the 75% shares of GHSI. The Company’s management had given various instructions and business plans during the period April 1, 2022 to 30 November 2022, that was not implemented by the current management. The issue was discussed again in December 2022, with the same result. Hence, on January 1, 2023, the management of the Company approached the Board for intervention. After detailed discussion, on February, 27, 2023, the Board passed the resolution to deconsolidate GHSI with effect from March 1, 2023, the date from which the control is perceived to have been lost. As per IFRS 10.21, non-adjusting events are those events that do not provide evidence of conditions that existed at the end of the reporting period.